Acquisitions and Other Transactions - Acquisition of Royalty on Barto Gold Mining's Yilgarn Star Gold Mine - Australia (Details) - Royalty on Yilgarn Star Gold Mine - Australia - Acquisition of Royalties
$ in Millions, $ in Millions
	Dec. 24, 2025 USD ($)	Dec. 24, 2025 AUD ($)
Acquisitions
Percentage of NSR acquired	1.00%	1.00%
Royalty coverage	75.00%	75.00%
Cash transferred	$ 4.7	$ 7.0
Contingent payment	$ 1.0	$ 1.5
Commercial mining period	18 months